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                                                              Exhibit 10.14

                             INTERCREDITOR AGREEMENT

         THIS AGREEMENT, made this 3rd day of October, 2002, by and between Chris Schwartz, an individual ("Schwartz"), and each of Capital Growth Trust, SPH Investments, Inc., HMA Investments Profit Sharing Plan, and Continental Southern Resources, Inc. (each a "Creditor" and collectively, the "Creditors"),

                          W I T N E S S E T H  T H A T:

         WHEREAS, Schwartz has made a secured loan to the affiliated group of companies consisting of Metropolitan Recording Inc., Ruffnation Films LLC and Snipes Productions, LLC (the "Metropolitan Group"), which loan is evidenced by a note from Ruffnation Films LLC in the original principal amount of $1,100,000 and dated May 1, 2002 (the "Schwartz Note"); and

         WHEREAS, Creditors are each the assignee of a secured note from Snipes Productions, LLC to International Travel CD`s, Inc. in the original principal amount of $435,000 and dated June 27, 2002 (the "Creditor Note"); and

         WHEREAS, Schwartz and the Creditors desire to set forth their understanding with respect to their respective notes from the Metropolitan Group and their security interests in those assets of the Metropolitan Group that are serving as collateral for their respective notes (the "Collateral"),

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.  Order of  Security  Interests.  Regardless  of the time or order of
             ------------------------------
attachment, or the time, order of manner of perfection, or the time or order of filing of financing statements, or otherwise, the security interest of Creditors in the Collateral shall be subordinate to the security interest of Schwartz in the Collateral until such date that the Schwartz Note is paid in full. Upon payment in full of the Schwartz Note, the Creditors shall automatically resume their present security position in the Collateral as it exists on the date of this Agreement.

         2. Payment of Notes. Notwithstanding the payment terms contained in the
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Schwartz  Note and the Creditor  Note,  the Schwartz  Note shall be paid in full before any payments are made on account of the Creditor Note. Until the Schwartz
Note is paid in full, the Creditors shall not exercise any right or remedy contained in the Creditor Note or in the security agreement securing the Creditor Note arising from a default under the Creditor Note or under the security agreement securing the Creditor Note.

         3.  No  Contest.   The  Creditors   shall  not  contest  the  validity,
             -----------
perfection, priority or enforceability of any lien or security interest granted to Schwartz by any member of the Metropolitan Group to secure the Schwartz Note.

         4. Miscellaneous. This Agreement shall be binding upon and inure to the
            -------------
benefit of the parties hereto and their respective heirs, administrators, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.


                              By:
                                 ---------------------------------------------
                                          Chris Schwartz

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                              CREDITORS:

                              SPH INVESTMENTS, INC.


                              By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                              CAPITAL GROWTH TRUST


                              By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                              HMA INVESTMENTS PROFIT SHARING PLAN, INC.


                              By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                              CONTINENTAL SOUTHERN RESOURCES, INC.


                              By:
                                       ---------------------------------------
                                       Name:
                                       Title:


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